SEPARATE ACCOUNT VA-K

OF

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

SUPPLEMENT TO PROSPECTUSES AND STATEMENTS OF ADDITIONAL
INFORMATION DATED MAY 1, 2006

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On April 4, 2006, shareholders of the AIM V.I. Blue Chip Fund approved a merger with the AIM V.I.  Large Cap Growth Fund of the AIM Variable Insurance Funds. The merger was effective as of the close of business on June 9, 2006.

As of June 9, 2006, throughout the prospectuses and statements of additional information any references to AIM V.I. Blue Chip Fund are deleted, and replaced by inserting references to AIM V.I.  Large Cap Growth Fund.

As a result of this merger, for a period of 60 days from receipt of this notice, each Contract owner will be permitted to make one transfer of all amounts in the AIM V.I. Blue Chip Fund to the other investment options available under the Contract without the imposition of any charge and without that transfer counting as one of the twelve “free” transfers permitted each contract year.

If you should have any questions, please call 1-800-533-7881 for assistance.

For more information, see the AIM Fast Facts dated March 2, 2006 and the Prospectus Supplement for AIM Variable Insurance Funds Trust dated November 14, 2005.

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Supplement dated January 12, 2007

CWA Exec Annuity Plus

CWA Allmerica Advantage